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                            UNITED STATES SECURITIES
                                       AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act to 1934



                          Date of Report: July 18, 2002



                        FIRST OAK BROOK BANCSHARES, INC.



                   DELAWARE                               0-14468                               36-3220778
         (State or other jurisdiction of                (Commission                         (I.R.S. Employer
         incorporation or organization)                 File Number)                        Identification No.)

                   1400 Sixteenth Street, Oak Brook, IL 60523
                         Telephone Number (630) 571-1050

                              ____________________


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                        FIRST OAK BROOK BANCSHARES, INC.
                                    FORM 8-K
                                  July 18, 2002

                              Item 5. Other Events

On July 16, 2002, First Oak Brook Bancshares, Inc. issued a press release announcing its earnings results for the quarter and six months ended June 30, 2002. This press release, dated July 16, 2002, is attached as Exhibit 99 to this report.

                    Item 7. Financial Statements and Exhibits

     (a) and (b) not applicable

     (b) Exhibit Index:

     99 Press Release issued by First Oak Brook Bancshares, Inc. dated July 16, 2002.

The following Items are not applicable for this Form 8-K:

     Item 1.   Changes in Control of Registrant

     Item 2.   Acquisition or Disposition of Assets

     Item 3.   Bankruptcy or Receivership

     Item 4.   Changes in Registrant's Certifying Accountant

     Item 6.   Resignations of Registrant's Directors

     Item 8.   Change in Fiscal Year

     Item 9.   Sales of Equity Securities Pursuant to Regulation S


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FIRST OAK BROOK BANCSHARES, INC.
                                  -------------------------------
                                            (Registrant)



Date: July 18, 2002               /S/ROSEMARIE BOUMAN
      -------------              ----------------------------------------------
                                  Rosemarie Bouman
                                  Vice President, Chief
                                  Financial Officer and
                                  Chief Accounting Officer


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